                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 24, 2003
                                  ----------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
                                   ----------
                            (Commission File Number)

                    8301 MARYLAND AVENUE, ST. LOUIS, MISSOURI
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                   11-2250305
                                 --------------
                        (IRS Employer Identification No.)

                                      63105
                                    --------
                                   (Zip Code)

                                 (314) 290-2000
                              --------------------
               (Registrant's Telephone Number Including Area Code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 24, 2003, Registrant issued a press release announcing its fourth quarter 2003 earnings, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference to this exhibit. This press release is also being furnished pursuant to Item 12.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

        EXHIBIT NO.                     DESCRIPTION
        -----------                     -----------
           99.1              Press Release dated November 24, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 24, 2003, Registrant issued a press release announcing its fourth quarter 2003 earnings, a copy of which is attached hereto as Exhibit 99.1.

The information furnished in this Form 8-K, including Exhibit No. 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference to such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 25, 2003                         By:  /s/ John J. Rezich
                                                      John J. Rezich
                                                      Chief Financial Officer